UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: March 4, 1999)

                            BCAM INTERNATIONAL, INC.
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             (exact name of registrant as specified in its charter)

         NEW YORK                       0-18109                13-3228375
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

                1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747
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         (Address of principal executive office)         (Zip code)

       Registrant's telephone number, including area code: (516) 752-3550

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             (Former name or address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

      On March 4, 1999, the shareholders of BCAM International, Inc. voted in favor of a proposal to sell the Company's remaining 33.3% interest in Drew Shoe Corporation ("Drew") to Impleo, LLC, an affiliate of Wexford Management Inc. and holder of the Company's 10%/13% Convertible Notes. The vote of the shareholders was 15,748,202 (67.7%) For, 253,240 (1.1%) Against and 7,850 (0.03%) Abstain.

      The sale of Drew is discussed in the following filings with the Securities and Exchange Commission: (i) Form 8-K filed on November 6, 1998 together with its Exhibits, (ii) a Definitive Proxy Statement filed on January 29, 1999 together with related Exhibits and Pro-Forma information (which is contained on pages F-56 through F-58) and (iii) a Form 8-K filed on February 26, 1999 regarding a shareholder derivative action by a shareholder. Such filings contain greater details of the transaction and the reasons therefore, as well as copies of the documents regarding such sale and related matters and are incorporated by reference herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BCAM INTERNATIONAL, INC.


                                        By: /s/ Michael Strauss
                                            ------------------------------------
                                                Michael Strauss, President
                                                Chairman of the Board and
                                                Chief Executive Officer

Date: March 4, 1999